Exhibit 99.37

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-H

KEY PERFORMANCE FACTORS
February 28, 2001



Expected B Maturity 4/15/2004


Blended Coupon 6.0238%


Excess Protection Level
3 Month Average   4.81%
February, 2001   7.22%
January, 2001   7.00%
December, 2000   0.21%


Cash Yield19.50%


Investor Charge Offs 4.62%


Base Rate 7.66%


Over 30 Day Delinquency 5.13%


Seller's Interest 8.26%


Total Payment Rate13.44%


Total Principal Balance$57,174,868,500.05


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$4,724,177,938.56